UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTIONS 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 11, 2009.

ENTEGRIS, INC.

(Exact name of registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation or Organization)

000-30789	41-1941551
(Commission File Number)	(I.R.S. Employer Identification No.)

3500 Lyman Boulevard, Chaska, MN	55318
(Address of principal executive offices)	(Zip Code)

(952) 556-3131

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Entegris, Inc. (the Company) is filing this Current Report of Form 8-K to update the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 as filed with the Securities and Exchange Commission (SEC) on March 2, 2009 (Our 2008 10-K) to reflect the retrospective change in the Company’s business segments which was effective during the first quarter of 2009 and the retrospective application of FASB Staff Position Emerging Issues Task Force No. 03-06-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities (FSP EITF No. 03-06-1) which was effective for the Company on January 1, 2009.

Exhibits 99.1, 99.2, 99.3 and 99.4 to this Current Report on Form 8-K, which are incorporated by reference herein, update information in Part I, Item 1, Business; Part II, Item 6, Selected Financial Data; Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Part II, Item 8, Financial Statements and Supplementary Data in our 2008 10-K to reflect the Company’s realigned business segment structure and the retrospective application of FSP EITF No. 03-06-1.

This Current Report on Form 8-K and the Exhibits hereto do not reflect any events occurring after March 2, 2009, or update or modify the disclosures in the our 2008 10-K therein in any way, other than as required to reflect the Company’s realigned business segment structure and the retrospective application of FSP EITF No. 03-06-1 as described above and set forth in the exhibits hereto.

Beginning in the first quarter of 2009, the Company’s financial statements reflect the realigned business segment structure and the retrospective application of FSP EITF No. 03-06-1 with prior periods adjusted accordingly. Accordingly this Current Report on Form 8-K should be read in conjunction with our 2008 10-K and the Company’s filings made with the SEC subsequent to the filing of our 2008 10-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 23	Consent of Independent Registered Public Accounting Firm

Exhibit 99.1	Part I, Item 1. Business (adjusted to reflect the Company’s realigned business segment structure).

Exhibit 99.2	Part II, Item 6. Selected Financial Data (adjusted to reflect the retrospective application of FSP EITF No. 03-06-1).

Exhibit 99.3	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations (adjusted to reflect the Company’s realigned business segment structure and the retrospective application of FSP EITF No. 03-06-1).

Exhibit 99.4	Part II, Item 8. Financial Statements and Supplementary Data (adjusted to reflect the Company’s realigned business segment structure and the retrospective application of FSP EITF No. 03-06-1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTEGRIS, INC.

Dated: August 11, 2009	By	/s/ Gregory B. Graves
Gregory B. Graves,
Executive Vice President & Chief Financial Officer